                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 18, 2001
                                                        -----------------



                       UNITED DOMINION REALTY TRUST, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

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

           Virginia                           1-10524                      54-0857512
-------------------------------    ---------------------------- -------------------------------
(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer
 incorporation of organization)                                        Identification No.)
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                400 East Cary Street,  Richmond, Virginia 23219
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              (Address of principal executive offices - zip code)



                                 (804) 780-2691
                                 --------------
               Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS

On December 18, 2001, United Dominion Realty Trust, Inc. ("United Dominion"), the registrant, issued a Press Release announcing the offering of 4.1 million
shares of Common Stock.   The following is a summary of United Dominion Realty
Trust, Inc.'s Press Release:


                          UNITED DOMINION REALTY TRUST
            ANNOUNCES OFFERING OF 4.1 MILLION SHARES OF COMMON STOCK

RICHMOND, Virginia (December 18, 2001) United Dominion Realty Trust, Inc. (NYSE:
UDR) today announced an offering of 4.1 million shares of Common Stock at a price per share of $14.40 to the public.

The sole underwriter for the offering was Salomon Smith Barney. Delivery of the shares sold in this offering is scheduled for December 21, 2001.

United Dominion is one of the country's largest multifamily real estate investment trusts owning and operating apartment communities nationwide. The Company currently owns all or an interest in approximately 76,000 apartment homes and is the developer for over 800 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on its web site at www.udrt.com.
            ------------

In addition to historical information, this press release contains forward-looking statements. The statements are based on current expectations, estimates and projections about the industry and markets in which United Dominion operates, as well as management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which may cause the company's actual results, performance, achievements pursuant to its disposition programs and its other activities to be materially different from the results, plans or expectations expressed or implied by such statements. For more details, please refer to the company's SEC filings, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q.


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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.



Date:   December 20, 2001                        /s/ Christopher D. Genry
     ------------------------------------        ------------------------------
                                                 Christopher D. Genry
                                                 Executive Vice President and
                                                 Chief Financial Officer



Date:   December 20, 2001                       /s/ Scott A. Shanaberger
     -------------------------------------      -------------------------------
                                                Scott A. Shanaberger
                                                Vice President and
                                                Chief Accounting Officer








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